UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 9, 2006

SOURCECORP, INCORPORATED

(Exact name of registrant as specified in its charter)

DELAWARE	0-27444	75-2560895
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3232 MCKINNEY AVENUE, SUITE 1000 DALLAS, TEXAS		75204
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 740-6500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On January 9, 2006, SOURCECORP, Incorporated (the “Company”) entered into a Consulting Agreement Third Amended Addendum (the “Addendum”) with David Lowenstein.  The Addendum is a supplement to and modification of that certain Consulting Agreement between the Company and Mr. Lowenstein, dated as of January 1, 2000 (as previously amended, the “Consulting Agreement”).  The full text of the Addendum is attached hereto as Exhibit 10.1 and is hereby incorporated by reference.

Under the terms of the Consulting Agreement prior to the Addendum, Mr. Lowenstein was compensated for his non-Board related and non-acquisition related services at an hourly rate of $180 per hour (increased from $140 per hour effective December 18, 2004), subject to an aggregate cap of $250,000 for any calendar year.  The Addendum increases the aggregate cap for these services in any calendar year from $250,000 to $320,000.  The Addendum is made to be effective as of January 1, 2005.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description of Exhibit

10.1	Consulting Agreement Third Amended Addendum between SOURCECORP, Incorporated and David Lowenstein, dated January 9, 2006*
10.2

Consulting Agreement between F.Y.I. Incorporated and David Lowenstein, dated January 1, 2000 (incorporated by reference to Exhibit 10.65 to the Company’s Annual Report on Form 10-K filed on March 23, 2000)*

10.3

Consulting Agreement Addendum between SOURCECORP, Incorporated and David Lowenstein, dated March 6, 2003 (incorporated by reference to Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q filed on May 13, 2003)*

10.4

Consulting Agreement Amended Addendum between SOURCECORP, Incorporated and David Lowenstein, dated October 1, 2004 (incorporated by reference to Exhibit 10.130 to the Company’s Annual Report on Form 10-K filed on March 31, 2005)*

10.5

Consulting Agreement Second Amended Addendum between SOURCECORP, Incorporated and David Lowenstein, dated December 18, 2004 (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on August 11, 2005)*

*Compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

SOURCECORP, INCORPORATED

/s/ ED. H. BOWMAN, JR.
Ed H. Bowman, Jr.,
President and Chief Executive Officer

Dated:  January 11, 2006

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

10.1	Consulting Agreement Third Amended Addendum between SOURCECORP, Incorporated and David Lowenstein, dated January 9, 2006*
10.2

Consulting Agreement between F.Y.I. Incorporated and David Lowenstein, dated January 1, 2000 (incorporated by reference to Exhibit 10.65 to the Company’s Annual Report on Form 10-K filed on March 23, 2000)*

10.3

Consulting Agreement Addendum between SOURCECORP, Incorporated and David Lowenstein, dated March 6, 2003 (incorporated by reference to Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q filed on May 13, 2003)*

10.4

Consulting Agreement Amended Addendum between SOURCECORP, Incorporated and David Lowenstein, dated October 1, 2004 (incorporated by reference to Exhibit 10.130 to the Company’s Annual Report on Form 10-K filed on March 31, 2005)*

10.5

Consulting Agreement Second Amended Addendum between SOURCECORP, Incorporated and David Lowenstein, dated December 18, 2004 (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on August 11, 2005)*

*Compensatory plan or arrangement.